                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1997, included in Greyhound Lines, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.



                                                 /s/ ARTHUR ANDERSEN LLP



                                                    Arthur Andersen LLP



Dallas, Texas


June 20, 1997